Exhibit 10.26

                                      NOTE

$7,000,000                                            Philadelphia, Pennsylvania
                                                           Dated: August 9, 1999

         FOR VALUE RECEIVED, 1444 ASSOCIATES, a Pennsylvania limited partnership whose place of business and mailing address is 148 Sheraton Drive, Box A, New Cumberland, Pennsylvania 17070 and MEPS ASSOCIATES, a Pennsylvania limited partnership (separately "Maker" or collectively, the "Makers") whose place of business and mailing address is 148 Sheraton Drive, New Cumberland, Pennsylvania 17070 promises to pay, with joint and several liability, to the order of SOVEREIGN BANK ("Payee"), having its place of business at Two Aldwyn Center, Lancaster Avenue & Route 320, Villanova, Pennsylvania 19085, the principal sum of Seven Million Dollars ($7,000,000) (the "Principal Sum") lawful money of the United States of America, or so much thereof as may be advanced by Payee to Maker, together with interest on the outstanding balance thereof.

         1. There shall be paid to Payee on or before the 15th day of September, 1999, interest at the rate of the Wall Street Journal reported Prime on the outstanding principal balance of this Note from and including the date hereof to the Maturity Date. As used herein, the Maturity Date shall mean the date which is twenty-four (24) months from the date hereof, or August 8, 2001.

         2. Interest shall be on the basis of a year of three hundred sixty (360) days.

         3. Payment shall be payable to Payee at the address set forth in the heading of this Note, or at such other place as Payee may designate from time to time in writing.

         4. Maker shall have the right to prepay the entire Principal Sum, together with all interest accrued thereon and all other sums payable hereunder, with 5 business days' written notice to Bank.

         5. Maker shall have the right to extend the Maturity Date of this Note, subject to the terms of the Loan and Security Agreement (the "Loan Agreement") of even date herewith between Maker and Bank.

         6. Payment and performance of the obligations set forth in this Note are governed and secured by:

                  (a) two Open-End Mortgage and Security Agreements of even date herewith (collectively, the "Mortgages"), intended to be recorded forthwith, executed and delivered by Makers, creating a first mortgage lien upon the fee and beneficial interest of Maker in those certain premises situated in (i) Milesburg, Pennsylvania and (ii) Philadelphia, Pennsylvania, and together with the buildings and other improvements constructed thereon, all as more particularly described in the Mortgages (the "Premises"), and creating a first security interest in all furniture, fixtures, machinery, appliances and equipment used or usable in the operation or maintenance of the Premises and the

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other personal property described in the Mortgage, which security interest will be perfected by the filing of certain financing statements executed by Maker (the "Financing Statements");

                  (b) two Assignments of Rents and Leases (the "Assignment") of even date herewith executed and delivered by Makers;

                  (c) Guaranty and Surety Agreement (the "Guaranty") executed and delivered by the Hersha Hospitality Trust, as Guarantor;

                  (d) an Environmental Indemnity Agreement (the "Environmental Indemnity") of even date herewith executed and delivered by Makers and Guarantor;

                  (e) a Pledge and Security Agreement (the "Pledge") of even date herewith, executed and delivered by Maker; and

                  (f)      the Loan Agreement.

                  The Mortgages, the Financing Statements, the Assignments of Rents and Leases, the Guaranty, the Environmental Indemnity, the Pledge, the Loan Agreement and any other instruments evidencing or securing this Note are herein referred to collectively as the "Loan Documents".

         7. All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Makers covenant and agree to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

         8. The terms and provisions of this Note and the other Loan Documents shall be binding upon and inure to the benefit of Borrowers and Bank and their respective heirs, executors, legal representatives, successors, successors and permitted assigns, whether by voluntary action of the parties or by operation of law. The foregoing shall not be construed, however, to alter any limitations or restrictions applicable to Borrowers under the other Loan Documents. Each Borrower shall be jointly and severally liable to perform the obligations of Borrower under this Note and the other Loan Documents.

         9. If any installment of principal and/or interest or any other payment is not paid when due under the terms of this Note or of the Mortgage, then there also shall be immediately due and payable a late charge at the rate of ten cents ($.10) for each dollar of such delinquent payment to cover the additional costs incurred in handling such delinquent payment.

         10. It is further understood, however, that if either Maker fails to pay within five (5) days after notice from Payee that such is due and payable any installment of principal and/or interest (other than sums falling due on the Maturity Date, for which no such notice shall be required) or any other sum due hereunder or fails to perform any of the other agreements, conditions,

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covenants, provisions or stipulations contained in this Note, or in the Mortgage or in any of the other Loan Documents subject to the periods for performance (including the provisions regarding notice and opportunity to cure) set forth therein or is otherwise in default under any of the Loan Documents, then interest shall accrue thereafter at a rate (the "Default Rate") which shall be
(i) five percent (5%) higher than the rate specified in the first unnumbered paragraph of this Note, or (ii) the maximum rate of interest permitted by law in the Commonwealth of Pennsylvania from time to time, whichever shall be less, and Payee at its option and without further notice to either Maker may declare immediately due and payable the entire unpaid balance of principal with interest accrued thereon to the date of default; and payment thereof, together with interest on the unpaid principal balance at the Default Rate, may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Payee in this Note or in the Mortgage or the other Loan Documents. Upon the acceleration of the maturity of this Note, a tender of payment by Maker of the amount necessary to satisfy the entire indebtedness evidenced hereby made at any time prior to foreclosure sale (including sale under the power of sale) under the Mortgage shall constitute an evasion of the prepayment terms of this Note and be deemed to be a voluntary prepayment hereunder, and any such payment, to the extent permitted by law, will therefore include the additional payment, if any, required under the prepayment privilege contained herein. In such case Payee also may recover all costs of suit and other expenses in connection therewith, together with attorneys' commissions for collection equal to the lesser of five percent (5%) of all sums due by Maker to Payee or Ten Thousand Dollars ($10,000) together with interest on any judgment obtained by Payee at the Default Rate, and interest shall continue to accrue at the Default Rate from and after the date of such judgment until payment is made of the full amount due Payee.

         11. MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME, AFTER DEFAULT BY MAKER UNDER THIS NOTE, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT, FOR MAKER IN ANY ACTION BROUGHT AGAINST MAKER ON THIS NOTE AT THE SUIT OF PAYEE, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER FOR THE ENTIRE UNPAID PRINCIPAL BALANCE OF THIS NOTE AND ALL OTHER SUMS PAID BY PAYEE TO OR ON BEHALF OF MAKER PURSUANT TO THE TERMS OF THIS NOTE AND THE MORTGAGE, AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION IN THE AMOUNT SPECIFIED IN THE PRECEDING PARAGRAPH OF THIS NOTE, AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER OR UNDER THE MORTGAGE. MAKER KNOWINGLY, AND AFTER CONSULTATION WITH INDEPENDENT COUNSEL, WAIVES ITS RIGHTS TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND

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UNDERSTANDS THAT UPON ENTRY SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL
PROPERTY OF MAKER IN THE COUNTY IN WHICH SUCH JUDGMENT IS ENTERED.

         12. The remedies of Payee as provided herein, or in the Mortgage or other Loan Documents, and the warrants contained herein or in the Mortgage or other Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         13. MAKER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN CONNECTION WITH THE ENFORCEMENT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

         14. Maker (a) hereby irrevocably submits to the nonexclusive jurisdiction of the Court of Common Pleas of Delaware County, Commonwealth of Pennsylvania, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania, or any successor to said court (hereinafter referred to as the "Pennsylvania Courts") for purposes of any suit, action or other proceeding which relates to this Note, (b) to the extent permitted by applicable law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that either Maker is not personally subject to the jurisdiction of the Pennsylvania Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Note may not be enforced in or by the Pennsylvania Courts, (c) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the Pennsylvania Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the Pennsylvania Courts, and (d) waives personal service of any and all process upon each Maker and consents that all such service of process be made by certified or registered mail, and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit Payee's right to bring any suit, action or other proceeding against any of Maker's assets or to serve process on Maker by any means authorized by law for any claim arising hereunder.

         15. Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, or of the Mortgage or other Loan Documents, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting the Premises, or any other property, real or personal, pledged or mortgaged as security for the payment of this Note, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

         16. Maker and all endorsers sureties and guarantors, hereby jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note,

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and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee. Maker and all endorsers, sureties and guarantors or sureties consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note and to the release of the collateral or any part thereof, with or with/out substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

         17.      Bank or Guarantor shall have the right, in whole or in part,
(i) to release one of the Makers from its or their obligations hereunder and under the Loan Documents and (ii) to enforce remedies against either or both Makers and the Guarantor or any of them or (iii) to release any of them from liability, in its sole discretion, with no liability, in whole or in part, therefor to the parties not released or against whom remedies are not sought.

         18. Payee shall not be deemed, by any act of omission or commission to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver as to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

         19. This instrument shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

         20. Whenever used the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Maker" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Note to be duly executed on the day and year first above written.

   1444 Associates, a Pennsylvania limited partnership

   By:      Hersha Hospitality Limited Liability Company ("HHLLC"), a
            Virginia limited liability company, as sole general partner of 1444 Associates

            By: Hersha Hospitality Limited Partnership, a Virginia limited partnership, as sole member of HHLLC

                    By: Hersha Hospitality Trust, a Maryland Business Trust, as sole general partner of HHLP

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                             By:      /s/ Hasu P. Shah
                                      ------------------------------------
                                      Name: Hasu P. Shah
                                      Title: President




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(signatures continued from previous page)



     MEPS Associates, a Pennsylvania limited partnership

     By:     Hersha Hospitality Limited Liability Company ("HHLLC"), a
             Virginia limited liability company, as sole general partner of 1444 Associates

             By: Hersha Hospitality Limited Partnership, a Virginia limited partnership, as sole member of HHLLC

                      By: Hersha Hospitality Trust, a Maryland Business Trust, as sole general partner of HHLP


                            By:      /s/ Hasu P. Shah
                                     ------------------------------------
                                     Name: Hasu P. Shah
                                     Title: President

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